Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Seth Kaufman, President and Chief Executive Officer of Vintage Wine Estates, Inc., (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that:

(1)
the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 containing the financial statements of the Company (the “Periodic Report”), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2023	/s/ Seth Kaufman
Seth Kaufman
President and Chief Executive Officer